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                       Penn Mutual Variable Life Account I


                                Momentum Builder


                        Semi-Annual Report [ ] June 30, 2002



                             Penn Series Funds, Inc.
                             -----------------------
                                Money Market Fund
                                Quality Bond Fund
                              High Yield Bond Fund
                               Growth Equity Fund
                              Large Cap Value Fund
                              Flexibly Managed Fund







                             [GRAPHIC  Penn
                             OMITTED]  Mutual
                             A better way of life


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To Our Variable Life Policyowners

Dear Investor,

The performance reports enclosed within this document contain specific information on each of the sub-accounts that support your variable Life product. In addition, we are pleased to offer you our perspective on the market and economy in general.

The sources of the stock market's current woes, which have resulted in a lower valuation of the stock market itself, falling treasury yields, widening corporate spreads and a weakening U. S. currency, are certainly no mystery. The stock-market decline that began in 2000 when the tech sector's "bubble burst," the tragedy of September 11, the threat of war throughout various parts of the world, corporate malfeasance, lack of foreign interest in U.S. capital markets and the likelihood of increased government regulation, have all conspired to create challenges for today's wary investors.

However, in spite of the extreme pessimism in the equity market, hard economic data continues to portray a remarkably resilient and improving economy. Four (4) percent real Gross Domestic Product growth in the first half of 2002 far exceeded the expectations of both the Federal Reserve and the private markets. Rising prices in the housing sector, a strong part of the economy for some time now, are helping to offset the negative wealth effect of the falling stock market. And leading indicators of employment, which include extremely low inventories in the manufacturing sector, are getting stronger and should soon show up in payroll numbers. Once the trend in employment is set, then a positive economic cycle of growing employment, leading to growing income, leading to improved spending, can take over.

It is only fair to note that some prognosticators predict the economy will weaken. But we believe that unless the market goes into a complete tailspin, the above scenario -- growing employment - growing income - improved spending - will prevail and result in the economy's outperforming expectations.

This highly unusual environment of good economy/weak stock market, especially this early in a recovery, certainly warrants some explanation. Basically, it is due to the massive revaluation of the risk associated with stock market investing, which was triggered by the events highlighted earlier in this message. This revaluation has led to a significant correction in the "irrational exuberance" of the late 1990s, which should, in turn, result in more realistic expectations of stock market returns by investors.

More modest expectations of the stock market, coupled with a growing economy and its associated improvement in earnings, will, we believe, enable the stock market to re-establish itself as a good investment opportunity in our current economy. If so, we should be able to look forward to an upward trend in treasury yields, probable improvement in corporate spreads and more stability for the U.S. dollar.

Markets historically go through periods of greed and fear, and we are certainly experiencing the fear part now. Hopefully, we can look for some measure of respite in the months to come.

Thank you for your continuing business. For more information on how Penn Mutual can assist you with your financial needs, please contact your sales representative.


Sincerely,

Peter M. Sherman                         Richard F. Plush
----------------------------------       ----------------------------------
Peter M. Sherman                         Richard F. Plush
Chief Investment Officer                 Vice President & Chief Actuary
Penn Mutual Life Insurance Company       Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.





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               [Penn Mutual Variable Life Account I N-30D Filing]


           Semi-Annual Reports of the Money Market, Quality Bond, High
                  Yield Bond, Flexibly Managed, Growth Equity,
                 and Large Cap Value Funds of Penn Series Funds,
                  Inc., for the six months ended June 30, 2002

Semi-Annual Reports for the Money Market, Quality Bond, High Yield Bond, Flexibly Managed, Growth Equity, and Large Cap Value Funds of the Penn Series Funds, for the six months ended June 30, 2002, were included with this Report. The Reports are incorporated herein by reference to the Form N-30D filings of the investment companies.

Penn Series Funds, Inc. - SEC CIK No.  0000702340
-------------------------------------------------
Money Market Fund
Quality Bond Fund
High Yield Bond Fund
Flexibly Managed Fund
Growth Equity Fund
Large Cap Value Fund

The Semi-Annual Report of the Penn Series Funds, Inc. for the six months ended June 30, 2002 was filed with the Commission on August 28, 2002 (Accession No. 0000950116-02-002013).



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                                                         [GRAPHIC  Penn
                                                         OMITTED]  Mutual
                                                         A better way of life

                                                         The Penn Mutual
                                                         Life Insurance Company
                                                         Philadelphia, PA 19172

                                                         www.pennmutual.com